Exhibit 10.4

SECOND AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Second Amendment”) is dated as of July 27, 2016 (the “Second Amendment Effective Date”) and is entered into by and among Sterling Midco Holdings, Inc., a Delaware corporation (the “Borrower”), Sterling Intermediate Corp., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, KeyBank National Association as the administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), the Second Amendment Additional Term Loan Lenders and the Second Amendment Additional Revolving Lenders set forth on the signature pages hereto, and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT dated as of June 19, 2015 (as amended by the First Amendment to First Lien Credit Agreement, dated as of January 27, 2016, and as further modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”) by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement after giving effect to this Second Amendment. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

WHEREAS, pursuant to the First Lien Credit Agreement, the Lenders have extended credit to the Borrower;

WHEREAS, it is intended that the Borrower will obtain (a) Incremental Term Loans in an aggregate principal amount of $60,000,000 pursuant to Section 2.14(a) of the First Lien Credit Agreement and (b) a Revolving Commitment Increase in an aggregate principal amount of $10,000,000 pursuant to Section 2.14(a) of the First Lien Credit Agreement;

WHEREAS, subject to certain conditions, (a) the Second Amendment Additional Term Loan Lenders are willing to provide the Second Amendment Additional Term Loans described herein and (b) the Second Amendment Additional Revolving Lenders are willing to make available the Second Amendment Additional Revolving Commitments described herein;

WHEREAS, (a) the Second Amendment Additional Term Loans shall have the same terms as, and shall constitute part of the same Class as, the Initial Term Loans and the First Amendment Additional Term Loans and (b) the Second Amendment Additional Revolving Commitments shall have the same terms as, and shall constitute part of the same Class as, the Revolving Credit Commitments existing under the First Lien Credit Agreement as of the Closing Date (the “Existing Revolving Commitments”); and

WHEREAS, by signing this Second Amendment, the Borrower, the Administrative Agent, the Second Amendment Additional Term Loan Lenders and the Second Amendment Additional Revolving Lenders have consented to the amendments to the First Lien Credit Agreement described in Section 2.1 below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

1.1 Definitions.

As used in this Second Amendment (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Second Amendment Additional Revolving Commitment” means, with respect to each Second Amendment Additional Revolving Lender, the obligation of such Second Amendment Additional Revolving Lender to make a Revolving Commitment Increase available to the Borrower hereunder on and after the Second Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “Second Amendment Additional Revolving Commitment” with respect to such Second Amendment Additional Revolving Lender on Schedule I hereto. The aggregate amount of the Second Amendment Additional Revolving Commitments of all Second Amendment Additional Revolving Lenders as of the Second Amendment Effective Date is $10,000,000.

“Second Amendment Additional Revolving Lender” has the meaning set forth in Section 4.1.

“Second Amendment Additional Term Loan Commitment” means, with respect to each Second Amendment Additional Term Loan Lender, the obligation of such Second Amendment Additional Term Loan Lender to make an Incremental Term Loan to the Borrower hereunder on the Second Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “Second Amendment Additional Term Loan Commitment” with respect to such Second Amendment Additional Term Loan Lender on Schedule I hereto. The aggregate amount of the Second Amendment Additional Term Loan Commitments of all Second Amendment Additional Term Loan Lenders as of the Second Amendment Effective Date is $60,000,000.

“Second Amendment Additional Term Loan Lender” has the meaning set forth in Section 3.1.

“Second Amendment Additional Term Loans” has the meaning set forth in Section 3.1.

“Second Amendment Effective Date” means July 27, 2016.

“Second Amendment Joint Lead Arrangers” means, collectively, Goldman Sachs Lending Partners LLC and KeyBanc Capital Markets Inc.

“Second Amendment Transactions” means, collectively, the transactions and the other agreements contemplated by this Second Amendment and, in each case, the payment of fees, premiums, expenses and other transaction costs incurred in connection therewith (including funding any “original issue discount” or other upfront fees, as applicable).

SECTION II. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

2.1 Amendments to First Lien Credit Agreement.

2.1.1 Section 1.01 of the First Lien Credit Agreement is hereby amended by inserting the following new definitions, in appropriate alphabetical order:

“Second Amendment” means the Second Amendment to First Lien Credit Agreement, dated as of July 27, 2016, by and among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and each Lender party thereto.

“Second Amendment Additional Revolving Commitments” means the Revolving Credit Commitments made available pursuant to the Revolving Commitment Increase on the Second Amendment Effective Date pursuant to the Second Amendment.

“Second Amendment Additional Term Loan Commitment” means, as to each Lender, its obligation to make a Second Amendment Additional Term Loan to the Borrower pursuant to the Second Amendment. The initial aggregate amount of Second Amendment Additional Term Loans Commitments is $60,000,000.

“Second Amendment Additional Term Loan Lender” means, at any time, any Lender that has a Second Amendment Additional Term Loan outstanding at such time.

“Second Amendment Additional Term Loans” means the term loans made pursuant to the Second Amendment.

“Second Amendment Effective Date” has the meaning assigned to the term “Second Amendment Effective Date” in the Second Amendment.

2.1.2 The definition of “Revolving Credit Commitment” in Section 1.01 of the First Lien Credit Agreement is hereby amended by replacing the final sentence with the following:

The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $70,000,000 on and as of the Second Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

2.1.3 Section 2.01(a) is hereby amended by replacing such clause 2.01(a) with the following:

“Subject to the terms and conditions set forth herein, each applicable Term Lender severally agrees to make to the Borrower on the Closing Date, First Amendment Effective Date and Second Amendment Effective Date term loans denominated in Dollars in an aggregate amount not to exceed the amount of such applicable Term Lender’s Term Commitment. Amounts borrowed under this Section 2.01(a) or pursuant to the First Amendment or Second Amendment and repaid or prepaid may not be reborrowed”

2.1.4 Section 2.06(b) is hereby amended by adding the following to the end thereof:

“The Second Amendment Additional Term Loan Commitment of each Second Amendment Additional Term Loan Lender shall be automatically and permanently reduced to $0 upon the funding of Second Amendment Additional Term Loans to be made by it on the Second Amendment Effective Date.”

2.1.5 Section 2.07(a)(y) is hereby amended by replacing, commencing with the last Business Day on and after September 30, 2016, each instance of $1,125,000 with $1,250,000.

2.1.6 Section 7.08(c) is hereby amended by replacing such clause 7.08(c) with the following:

“(x) the Transactions and the payment of Transaction Expenses as part of or in connection with the Transactions, (y) the First Amendment Transactions and (z) the Second Amendment Transactions.”

2.1.7 All references in the First Lien Credit Agreement and the other Loan Documents to the initial aggregate principal amount of the Revolving Credit Facility shall be deemed to refer to $70,000,000 on and as of the Second Amendment Effective Date.

2.1.8 Notwithstanding the requirements contained in Section 2.02(a) of the First Lien Credit Agreement with respect to the minimum advance notice required for Borrowings of Eurocurrency Rate Loans, the Administrative Agent and each Second Amendment Additional Term Loan Lender hereby consent and agree that any Borrowing of Eurocurrency Rate Loans that are Incremental Term Loans on the Second Amendment Effective Date may be made upon the Borrower’s irrevocable notice to the Administrative Agent not later than 11:00 A.M. one Business Day prior to the requested date of such Borrowing. The Administrative Agent and each Second Amendment Additional Term Loan Lender further consent and agree that such Borrowing may be comprised of Eurocurrency Rate Loans having an Interest Period commencing on the Second Amendment Effective Date and ending on September 30, 2016.

2.1.9 Except as specifically amended by this Second Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

2.2 Schedules.

To make the schedules to the First Lien Credit Agreement true, correct and complete as of the date hereof, Schedules 1.01A, 1.01C and 6.15 to the First Lien Credit Agreement are each hereby amended and supplemented as set forth on the correspondingly numbered schedules attached hereto.

SECTION III. PROVISIONS RELATING TO SECOND AMENDMENT ADDITIONAL TERM LOANS

3.1 The Administrative Agent and each Lender named on Schedule I hereto as having a commitment in respect of the Incremental Term Loans (a “Second Amendment Additional Term Loan Lender” and the Loans thereunder the “Second Amendment Additional Term Loans”) to be made on the Second Amendment Effective Date hereby agree that:

3.1.1 Tranche. The Second Amendment Additional Term Loans shall be treated as the same Class, and are subject to the same terms, conditions, fees and documentation as the Initial Term Loans and the First Amendment Additional Term Loans for all purposes under the Loan Documents, as modified hereby. Unless the context shall otherwise require, the Second Amendment Additional Term Loan Lenders shall constitute “Term Lenders” and the Second Amendment Additional Term Loans shall constitute “Initial Term Loans” and “Term Loans”, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents; provided that the Second Amendment Additional Term Loans shall be subject to the payment of an upfront fee (the “Upfront Fee”), payable to the Administrative Agent, for the ratable benefit of each Second Amendment Additional Term Loan Lender as of the Second Amendment Effective Date in an amount equal to 1.0% of the stated principal amount of such Second Amendment Additional Term Loan Lender’s Second Amendment Additional Term Loans funded on the Second Amendment Effective Date, earned and due and payable to such Second Amendment Additional Term Loan Lender upon the funding of the Second Amendment Additional Term Loans on the Second Amendment Effective Date. The Second Amendment Additional Term Loans shall be incurred pursuant to clause (d) of the definition of “Incremental Cap” in accordance with Section 2.14(b) of the First Lien Credit Agreement.

3.1.2 Maturity Date. The maturity date for the Second Amendment Additional Term Loans shall be the same as the Maturity Date with respect to the Initial Term Loans and the First Amendment Additional Term Loans. The Weighted Average Life to Maturity of the Second Amendment Additional Term Loans is not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans and the First Amendment Additional Term Loans.

3.1.3 Interest Rate. The applicable rate for the Second Amendment Additional Term Loans shall be the same as the Applicable Rate with respect to the Initial Term Loans and the First Amendment Additional Term Loans. The applicable margin for the Second Amendment Additional Term Loans, and the First Amendment Additional Term Loans and the Initial Term Loans shall be as specified in the First Lien Credit Agreement as modified by this Second Amendment.

3.1.4 No Additional Covenants or Events of Default. Except with respect to the obligation to repay the Second Amendment Additional Term Loans as and when specified in the First Lien Credit Agreement (as modified by this Second Amendment), the Second Amendment Additional Term Loans are not entitled to any additional covenants or undertakings by the Loan Parties, nor do they impose any additional restrictions or events of default on the Loan Parties.

3.1.5 Funding Losses. Pursuant to Section 3.05 of the First Lien Credit Agreement, the Borrower shall be obligated to pay to the Lenders all amounts, if any, owing under Section 3.05 of the First Lien Credit Agreement on account of the borrowing of the Second Amendment Additional Term Loans, including without limitation, arising out of the reallocation of Term Loans that are LIBOR Loans among the Term Loan Lenders (including each Second Amendment Additional Term Loan Lender).

SECTION IV. PROVISIONS RELATING TO SECOND AMENDMENT ADDITIONAL REVOLVING COMMITMENTS

4.1 The Administrative Agent and each Lender named on Schedule I hereto as having a commitment in respect of the Revolving Commitment Increase (a “Second Amendment Additional Revolving Lender” and the Commitments thereunder the “Second Amendment Additional Revolving Commitments”) to be made on the Second Amendment Effective Date hereby agree that:

4.1.1 Tranche. The Second Amendment Additional Revolving Commitments shall be treated as the same Class, and are subject to the same terms, conditions, fees and documentation as the Existing Revolving Commitments for all purposes under the Loan Documents, as modified hereby. Unless the context shall otherwise require, the Second Amendment Additional Revolving Lenders shall constitute “Revolving Lenders” and the Second Amendment Additional Revolving Commitments shall constitute “Revolving Commitments”, in each case for all purposes of the First Lien Credit Agreement and the other Loan Documents.

4.1.2 Reallocation: The Revolving Credit Loans and L/C Credit Extensions outstanding on the Second Amendment Effective Date shall be reallocated among the Revolving Credit Lenders (including each Second Amendment Additional Revolving Lender) on the same basis that Revolving Credit Loans and L/C Credit Extensions are allocated between Revolving Credit Lenders pursuant to Sections 2.01(b) and Section 2.03(a), taking into account the Second Amendment Additional Revolving Lenders and their Revolving Credit Commitments set forth in Schedule 1.01A (as amended and supplemented hereby).

4.1.3 Maturity Date. The maturity date for the Second Amendment Additional Revolving Commitments shall be the same as the Maturity Date with respect to the Existing Revolving Commitments.

4.1.4 Interest Rate. The applicable rate for loans made under the Second Amendment Additional Revolving Commitments shall be the same as the Applicable Rate with respect to loans made under the Existing Revolving Commitments. The commitment fee for the Second Amendment Additional Revolving Commitments shall be the same as the commitment fee with respect to the Existing Revolving Commitments.

4.1.5 No Additional Covenants or Events of Default. Except with respect to the obligation to repay loans made under the Second Amendment Additional Revolving Commitments as and when specified in the First Lien Credit Agreement, the Second Amendment Additional Revolving Commitments are not entitled to any additional covenants or undertakings by the Loan Parties, nor do they impose any additional restrictions or events of default on the Loan Parties.

4.1.6 Funding Losses. Pursuant to Section 3.05 of the First Lien Credit Agreement, the Borrower shall be obligated to pay to the Lenders all amounts, if any, owing under Section 3.05 of the First Lien Credit Agreement on account of the incurrence of the Second Amendment Additional Revolving Commitments, including without limitation, arising out of the reallocation of loans made under the Second Amendment Additional Revolving Commitments that are LIBOR Loans among the Revolving Credit Lenders (including each Second Amendment Additional Revolving Lender).

SECTION V. CONDITIONS TO EFFECTIVENESS

5.1 Conditions.

The agreement of each Second Amendment Additional Term Loan Lender to make Second Amendment Additional Term Loans and of each Second Amendment Additional Revolving Lender to make available the Second Amendment Additional Revolving Commitments on the Second Amendment Effective Date is subject to the satisfaction, or waiver by the Second Amendment Joint Lead Arrangers, of the following conditions precedent:

5.1.1 The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each in form and substance reasonably satisfactory to the Administrative Agent:

(a)	a Committed Loan Notice in accordance with Section 2.02(a) of the First Lien Credit Agreement (as amended by Section 2.1.8);

(b)

counterparts of this Second Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, the Second Amendment Additional Term Loan Lenders and the Second Amendment Additional Revolving Lenders;

(c)

such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, amendments or updates to the organizational documents, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Second Amendment Effective Date;

(d)	a legal opinion from Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties;

(e)

a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Second Amendment Transactions) substantially in the form of Exhibit E-2 to the First Lien Credit Agreement with appropriate modifications to reflect Second Amendment Transactions and the use of proceeds therefrom; and

(f)	a certificate, dated the Second Amendment Effective Date and signed by an Authorized Officer of the Borrower, confirming satisfaction of the conditions set forth in Section 5.1.2 and 5.1.3.

5.1.2 The representations and warranties of each Loan Party set forth in Article V of the First Lien Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

5.1.3 No Default or Event of Default under each of the First Lien Credit Agreement and the Second Lien Credit Agreement exists or shall result from the consummation of the Second Amendment Transactions.

5.1.4 Since December 31, 2015, there shall not have occurred any event, effect, change, circumstance or development that has had or would reasonably be expected to have a Material Adverse Effect.

5.1.5 All fees and expenses due to the Second Amendment Joint Lead Arrangers, the Second Amendment Additional Term Loan Lenders, the Second Amendment Additional Revolving Lenders and the Administrative Agent, required to be paid on the Second Amendment Effective Date (as separately agreed in writing) and (in the case of expenses) to the extent a reasonably detailed invoice has been delivered to the Borrower at least three Business Days before the Second Amendment Effective Date shall have been paid.

5.1.6 The Administrative Agent shall have received (i) an audited consolidated balance sheet and related statements of income and cash flows of the Borrower as of and for the fiscal year ended December 31, 2015 and (ii) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower for each fiscal quarter thereafter ended at least 45 days prior to the Second Amendment Effective Date; provided that the financial statements described in clauses (i) and (ii) above have been prepared in accordance with GAAP consistently applied.

5.1.7 The Second Amendment Joint Lead Arrangers (to the extent reasonably requested in writing at least ten (10) Business Days prior to the Second Amendment Effective Date) shall have received, at least three (3) Business Days prior to the Second Amendment Effective Date, all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act.

SECTION VI. BORROWER AGREEMENT.

Notwithstanding anything herein or in the First Lien Credit Agreement to the contrary, the Borrower hereby agrees that, after the Second Amendment Effective Date (and after giving effect to Second Amendment Transactions), if the Borrower (x) prepays, refinances, substitutes or replaces any Term Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans amended or otherwise modified pursuant to such amendment. If, on or prior to the six-month anniversary of the Second Amendment Effective Date, any Term Lender that is a Non-Consenting Lender and is replaced or terminated pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Second Amendment resulting in a Repricing Transaction, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

SECTION VII. REPRESENTATIONS AND WARRANTIES.

7.1 To induce the Administrative Agent and the Second Amendment Additional Term Lenders and Second Amendment Additional Revolving Lenders to enter into this Second Amendment and to make the Second Amendment Additional Term Loans and Second Amendment Additional Revolving Loans, each of the Loan Parties hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders (including the Incremental Term Lenders), as of the Second Amendment Effective Date that, both before and after giving effect to this Agreement, the following statements are true and correct in all material respects:

(a) Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Second Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Second Amendment and to authorize the transactions contemplated hereby. This Second Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Second Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) No Legal Bar; Approvals. The execution, delivery and performance of this Second Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Governmental Approval. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Second Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Use of Proceeds. The Incremental Term Loans shall be used (i) to refinance existing Indebtedness of the Borrower, (ii) for general corporate purposes and (iii) to pay certain fees, costs and expenses related thereto and in connection with this Second Amendment provided that no part of the Incremental Term Loans shall be used for a Restricted Payment.

SECTION VIII. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the First Lien Credit Agreement and this Second Amendment and consents to the amendment of the First Lien Credit Agreement effected pursuant to this Second Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to consent to the amendments to the First Lien Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the First Lien Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the First Lien Credit Agreement.

Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies, reaffirms and grants such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Second Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

SECTION IX. MISCELLANEOUS

9.1 Notice. This Second Amendment shall constitute notice by the Borrower to the Administrative Agent for purposes of Section 2.14 of the First Lien Credit Agreement.

9.2 Effect on the First Lien Credit Agreement. (x) Except as provided hereunder, the execution, delivery and performance of this Second Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document and (y) this Agreement shall be deemed to be a “Loan Document” as defined in the First Lien Credit Agreement

9.3 Reference to and Effect on the First Lien Credit Agreement and the Other Loan Documents.

(a) On and after the Second Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement as amended by this Second Amendment.

(b) Except as specifically amended by this Second Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) This Second Amendment shall, with respect to the Second Amendment Additional Term Loans, be considered an “Incremental Amendment” for all purposes under the Loan Documents.

(d) The execution, delivery and performance of this Second Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Lien Credit Agreement or any of the other Loan Documents.

9.4 Incorporation. The provisions of Section 10.11, 10.15, 10.16 and 10.20 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING MIDCO HOLDINGS, INC.,
as Borrower
STERLING INTERMEDIATE CORP.,
as Holdings
STERLING INFOSYSTEMS HOLDINGS, INC.
STERLING INFOSYSTEMS, INC.
EMPLOYEESCREENIQ, INC.
TALENTWISE, INC.
ABSO
THE PREMIER COMPANY
BISHOPS SERVICES, INC.
SCREENING INTERNATIONAL LLC
AMERICAN BACKGROUND INFORMATION SERVICES, INC.
UNISOURCE SCREENING & INFORMATION, INC.
STERLING INFOSYSTEMS – OHIO, INC.

By:	/s/ Daniel O’Brien
Name: Daniel O’Brien
Title: Chief Financial Officer

[Signature Page to Second Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Jonathan Volosin
Name: Jonathan Volosin
Title: VP

[Signature Page to Second Amendment to First Lien Credit Agreement]

SECOND AMENDMENT ADDITIONAL

TERM LOAN LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Charles D. Johnston
Authorized Signatory

Charles D. Johnston
Authorized Signatory

[Signature Page to Second Amendment to First Lien Credit Agreement]

SECOND AMENDMENT ADDITIONAL

REVOLVING LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Charles D. Johnston
Authorized Signatory

Charles D. Johnston
Authorized Signatory

[Signature Page to Second Amendment to First Lien Credit Agreement]

SECOND AMENDMENT ADDITIONAL

REVOLVING LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jonathan Volosin
Name: Jonathan Volosin
Title: VP

[Signature Page to Second Amendment to First Lien Credit Agreement]

Schedule I

Second Amendment Additional Term Loan Commitments

Second Amendment Additional Term Loan Lender		Percentage
Goldman Sachs Lending Partners, LLC	$60,000,000	100%
Total:	$60,000,000	100%

Second Amendment Additional Revolving Commitments

Second Amendment Additional Revolving Lender		Percentage
Goldman Sachs Lending Partners, LLC	$5,000,000	50.00%
KeyBank National Association	$5,000,000	50.00%
Total:	$10,000,000	100%

Schedule 1.01A

Commitments

Initial Term Commitment -

Term Lender		Percentage
On file with the Administrative Agent	$330,000,000	—
Total:	$330,000,000	100%

First Amendment Additional Term Loan Commitment -

First Amendment Incremental Term Loan Lender		Percentage
On file with the Administrative Agent	$110,000,000	—
Total:	$110,000,000	100%

Second Amendment Additional Term Loan Commitment -

Second Amendment Incremental Term Loan Lender		Percentage
Goldman Sachs Lending Partners LLC	$60,000,000	100%
Total:	$60,000,000	100%

Revolving Credit Commitment -

Revolving Credit Lender		Percentage
Goldman Sachs Lending Partners, LLC	$18,500,000	26.43%
Nomura Corporate Funding Americas, LLC	$13,500,000	19.28%
KeyBank National Association	$23,000,000	32.86%
ING Capital LLC	$15,000,000	21.43%
Total:	$70,000,000	100%

Schedule 1.01C

Disqualified Lenders

1.	Symphony Technology Group

2.	Providence

3.	Third Avenue

4.	Cap Re

5.	Litespeed

Schedule 6.15

Post-Closing Covenants

Within 30 days of the Second Amendment Effective Date, the Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders (including the Swing Line Lender and the L/C Issuer) and the Second Amendment Joint Lead Arrangers, favorable written opinions from each of (a) special California counsel to the Loan Parties reasonably satisfactory to the Borrower and the Administrative Agent, (b) special Arkansas counsel to the Loan Parties reasonably satisfactory to the Borrower and the Administrative Agent and (c) special Virginia counsel to the Loan Parties reasonably satisfactory to the Borrower and the Administrative Agent, in each case (i) in form and substance reasonably satisfactory to the Administrative Agent, (ii) addressed to the Administrative Agent, the Collateral Agent, the Lenders (including the Swing Line Lender and the L/C Issuer) and the Second Amendment Joint Lead Arrangers and (iii) covering such other matters relating to the Loan Documents and the Second Amendment Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.